THE WESTPORT FUNDS

Supplement dated December 1, 2007 to the Prospectus dated May 1, 2007

This Supplement updates certain information contained in the Prospectus for the Funds dated May 1, 2007. You should read this Supplement and keep it with your Prospectus for future reference. You can obtain additional copies of the Prospectus free of charge by calling 1-888-593-7878.

The Westport Funds (the “Funds”) have retained: (i) UMB Fund Services, Inc. (“UMBFS”) to serve as the Funds’ administrator, fund accountant and transfer agent; (ii) UMB Bank, n.a. (“UMBNA”) to serve as the Funds’ custodian; and (iii) UMB Distribution Services, LLC (“UMBDS”) to serve as the Funds’ distributor.  These changes are effective December 1, 2007, except that UMBFS will become the Funds’ transfer agent and UMBNA will become the Funds’ custodian effective December 8, 2007. Accordingly, the Prospectus is revised as follows.

All references to Integrated Investment Services, Inc., IFS Fund Distributors, Inc. and U.S. Bank are replaced as appropriate with references to UMBFS, UMBDS and UMBNA, respectively.

In the fees and expenses table included under the sub-heading “Fees and Expenses” beginning on page 8 of the Prospectus, the following new footnote (1) is inserted after the caption “Shareholder Fees (fees paid from directly from your investment)” and each other footnote is renumbered appropriately.

(1) UMB Fund Services, Inc. (the “Transfer Agent”) currently charges $7.50 for each redemption from an IRA account and $15.00 for each payment by wire. A $15.00 fee is charged for redemption proceeds sent via overnight delivery, unless it is for Saturday delivery, in which case the fee is $20.00. There is also a $10.00 annual maintenance fee charged on retirement accounts.

The following disclosure is added at the end of the paragraph under the heading “Cut-Off Times” on page 17 of the Prospectus.

For purposes of determining when the Fund receives a purchase or redemption order, the order is received when received in proper form by the Transfer Agent.

The following disclosures replace the sections “By Mail,” “By Bank Wire,” “Purchasing Additional Shares” and “Automatic Investment Plan” under the sub-heading “Instructions for Opening or Adding to an Account” beginning on page 22 of the Prospectus. The contact information also replaces the contact information on page 37 of the Prospectus.

How to Contact The Westport Funds

Online	Telephone
www.westportfunds.com	1-888-593-7878

Shareholder services representatives are available Monday through Friday 6:00 a.m. to 6:00 p.m. Eastern Time. You can also reach our automated system 24 hours a day for daily share prices and account information.

By Mail

Regular Mail Delivery:	Overnight Delivery:
The Westport Funds	The Westport Funds
P.O. Box 2175	803 West Michigan Street, Suite A
Milwaukee, WI 53201-2175	Milwaukee, WI 53233-2301

Instructions for Opening or Adding to an Account

You cannot open a new account unless it is accepted by the Transfer Agent. To open a retirement or education savings account, you will also need the appropriate information kit and application.

Telephone
Complete the appropriate application and call for instructions on how to open an account via wire. Your investment in a Fund by wire will be made at the NAV next determined after your wire is received together with a completed account application.

By Mail
Complete the application for the type of account you are opening. Mail the application, any other materials (such as a corporate resolution for corporate accounts) and a check. Make checks payable to the applicable Fund.

Purchasing Additional Shares

Telephone

You may add to your account via electronic funds transfer.

 Mail

Complete the additional investment form from your statement or write a note that includes the name of the account and the account number. Mail the form or note and a check.

Wire

Have your bank send your investment to: ▪ UMB Bank, N.A. ▪ ABA Number 101000695	For credit to The Westport Funds ▪ Account Number 9871691470 For further credit to: ▪ (name of Fund) ▪ Your Westport Funds account number ▪ Name(s) of investor(s) ▪ Social security or tax ID number

Automatically - Automatic Investment Plan (“AIP”)

Complete and mail the appropriate sections of the Account Application Form and any other required materials. You can obtain the Form from our web site or by calling a shareholder services representative. The minimum initial investment is $1,000 and the minimum for subsequent automatic investments is $100 per month.

Account statements will be mailed quarterly. The Funds will send you a confirmation statement after every transaction that affects your account balance or your account registration. If you invest through the automatic investment plan, you will receive confirmation of your purchases quarterly.

The following disclosure replaces the sections “Instructions for Selling or Redeeming Shares,” “Medallion Signature Guarantees” and “Systematic Withdrawal Plan” beginning on page 24 of the Prospectus.

Instructions for Selling or Redeeming Shares

Telephone
You may sell shares in your account in amounts of up to $100,000 by calling the Funds, if you have elected the telephone redemption privilege. In an effort to prevent unauthorized or fraudulent redemption requests by telephone, the Transfer Agent will follow reasonable procedures to confirm that such instructions are genuine. If the procedures are followed, neither the Transfer Agent, the Funds' principal underwriter, the Adviser nor the Funds will be liable for any losses due to unauthorized or fraudulent redemption requests.

Mail
Send the Funds a letter that includes:
▪	Your name;
▪	The Fund(s) name(s);
▪	Your account number(s);

▪	The dollar amount or number of shares to be redeemed;
▪	Your daytime telephone number;
▪	Signature(s) of account owners (sign exactly as the account is registered); and
▪	Medallion signature guarantee (if required).

Redemption requests for amounts over $100,000 must be made in writing and a Medallion signature guarantee is required. For IRA accounts, please obtain an IRA Distribution Form by calling a shareholder services representative. If no withholding instructions are given, the Funds are required to withhold.

Through Your Broker-Dealer

You may also make redemption requests through your broker-dealer or financial intermediary. Intermediaries may have differing or additional limitations or requirements and may impose fees. Contact your intermediary for more information.

Additional Policies

Medallion Signature Guarantees
A Medallion signature guarantee assures that a signature is genuine. It is intended to protect shareholders and the Funds against fraudulent transactions by unauthorized persons. You must obtain a Medallion signature guarantee from a participant in a Medallion program endorsed by the Securities Transfer Association. Participants are typically commercial banks or trust companies in the United States, brokerage firms that are members of the Financial Industry Regulatory Authority. Call your financial institution to see if it participates in a Medallion program. A notary public can not provide a Medallion signature guarantee. The Funds require Medallion signature guarantees in the following circumstances, and reserve the right to require Medallion signature guarantees in other circumstances:

▪	To change your designated bank account or bank address.
▪	To add bank information to an existing account.
▪	To request a redemption (must be made in writing) in excess of $100,000.
▪	To request a wire transfer of redemption proceeds to a bank account other than the bank account of record.
▪	To request redemption proceeds to be mailed to an address other than the address of record.
▪	For redemptions made within 30 days of an address change.
▪	For certain transactions on accounts involving executors, administrators, trustees or guardians.
▪	To change registered account holders. (The shares are generally transferred to a new account. Additional legal documentation is required.)
▪	To change name due to divorce or marriage (or you can provide a copy of the certified legal documents).
▪	To add telephone privileges.

General
The Funds will not cancel any transaction once it has been initiated and, if applicable, a reference or confirmation number has been assigned.

Purchasing Shares
▪	Purchases must be made in U.S. dollars.
▪	The Funds do not accept cash, money orders, third party checks, travelers checks, credit card or convenience checks, checks drawn on banks outside the U.S. or other checks deemed to be high risk.
▪	The Funds reserve the right to stop selling shares at any time and to reject purchase requests.
▪	Purchase requests made by telephone will only be accepted for accounts that have provided bank information to allow electronic funds transfer from the Automated Clearing House (ACH).

Selling (Redeeming) Shares

▪	You must have properly elected the telephone privilege in order to redeem shares by telephone. Telephone redemption requests are not available for retirement accounts.
▪	Written requests must be signed in exactly the same way as the account is registered (if there is more than one owner of the shares, all owners must sign).
▪	Redemption requests made within 30 days of an address change must be made in writing and require a Medallion signature guarantee.
▪	You may redeem shares in your account in amounts up to $100,000 by telephone. Redemption requests for amounts over $100,000 must be made in writing and require a Medallion signature guarantee.
▪
Redemption for amounts over $5,000 can be sent by wire ($15 fee) or electronic funds transfer to your preauthorized bank account. Redemptions for amounts less than $5,000 will be made by check or ACH. The Funds will mail checks to the address on your account.

▪	Redemption requests from corporations, executors, administrators, trustees and guardians may require additional documentation and a Medallion signature guarantee.
▪	If the account is worth less than the amount requested, the entire value of the account will be redeemed.
▪	The Funds reserve the right to reject or delay payment of a redemption as permitted by law.

Automatic Investment Plan (“AIP”)
▪
You may arrange to make automatic monthly purchases of $100 or more. There is no charge to shareholders for using this plan. The amount you specify will automatically be invested in shares at the relevant Fund's NAV next determined after payment is received by the Transfer Agent.

▪
You may elect to have your automatic purchase made on the 5th and/or the 20th day of each month. If no choice is specified, your automatic purchase will be made on the 5th day of each month. If these dates fall on a weekend or holiday, purchases will be made on the next business day.

▪
The Transfer Agent must receive your signed Account Application Form and an unsigned, voided check or deposit slip at least 14 days prior to your first automatic purchase. Your financial institution must be a member of the ACH.

▪
When your AIP has been established, the bank or financial institution you designate can begin debiting a preauthorized amount from your account on a specified date to purchase shares for your Fund account.

▪	A $20 fee will be assessed if your automatic purchase cannot be made for any reason.
▪	Instructions to change your AIP must be received at least seven business days prior to your next regularly scheduled purchase in order to be honored for that purchase.
▪	If you redeem an account with an AIP to a zero balance, the plan will be discontinued.

Systematic Withdrawal Plan (“SWP”)
▪
You may arrange to make automatic monthly or quarterly redemptions of $100 or more. There is no charge to shareholders for using this plan. If you are thinking about this plan, you should consult your tax advisor.

▪
Your Fund account balance must be at least $10,000 at the time you begin participation in the plan. You may choose either the 5th and/or the 20th of the month to have systematic withdrawals distributed to you. If no choice is specified, your SWP will be made on the 5th day of each month. If the day falls on a weekend or legal holiday, the distribution will be made on the next business day.

▪	You may terminate the SWP at any time without charge or penalty.
▪	The Funds reserve the right to terminate or modify the plan.
▪	Depending on the amounts withdrawn, systematic withdrawals may deplete your principal.
▪	If your balance is below the systematic withdrawal amount, the entire balance will be distributed and the plan will be discontinued.

The following disclosures are inserted after the section titled “Taxes.”

Emergencies
The Funds or their agents may, in case of emergency, temporarily suspend telephone transactions and other shareholder services. It may be difficult to reach the Funds by telephone during periods of substantial economic or market change or in emergency situations. Under these circumstances, you may wish to consider purchasing, redeeming or exchanging shares by mail or overnight express delivery.

Address Changes
To change the address on your account call a shareholder services representative or send a written request signed by all account owners. Include the name of your Fund(s), the account number(s), the name(s) on the account and both the old and new addresses.

THE WESTPORT FUNDS

Supplement dated December 1, 2007 to the
Statement of Additional Information (“SAI”) dated May 1, 2007

This Supplement updates certain information contained in the SAI of The Westport Funds (“Trust”) dated May 1, 2007. You should read this Supplement and keep it for future reference. You can obtain additional copies of the SAI free of charge by calling 1-888-593-7878.

Mr. Edward K. Mettelman has been elected to serve as a Trustee by the Board of Trustees, effective January 1, 2008. In addition, The Trust has retained: (i) UMB Fund Services, Inc. to serve as the Trust’s administrator, fund accountant and transfer agent; (ii) UMB Bank, n.a. to serve as the Trust’s custodian; and (iii) UMB Distribution Services, LLC to serve as the Trust’s distributor. These changes in service providers are effective December 1, 2007, except that UMB Fund Services, Inc. will become the Trust’s transfer agent and UMB Bank, n.a. will become the Trust’s custodian effective December 8, 2007. Accordingly, the SAI is revised as follows.

New Trustee
As of January 1, 2008, the following disclosure is added to the chart in the Section “Management of the Trust” on page 12 of the SAI as a row under the “Disinterested Trustees” heading:

Edward K. Mettelman 253 Riverside Avenue Westport, Connecticut 06880 Age 53	Trustee - January 1, 2008 - Present	Retired	2	Director, Ganeden Biotech, Inc.

Change in Service Providers
The following disclosure replaces in its entirety the disclosures under the sub-headings “Administrator,” “Accounting Services Agent,” “Distributor,” “Custodian,” and “Transfer and Dividend Disbursing Agent” beginning on page 20 of the SAI, in each case as of the appropriate effective date for the change in service providers.

Administrator and Fund Accountant

On behalf of the Funds, the Trust has entered into an Administration and Fund Accounting Agreement dated October 19, 2007 (the “Administration and Fund Accounting Agreement”) with UMB Fund Services, Inc., 803 W. Michigan St., Milwaukee, Wisconsin 53233 (the “Administrator”). The Administrator is an affiliate of the Funds’ distributor. Under the Administration and Fund Accounting Agreement, the Administrator’s services include, but are not limited to, the following: calculating daily net asset values for the Funds; maintaining all general ledger accounts and related subledgers; determining and monitoring income and expense accruals; assisting in preparing and filing all federal income and excise tax filings; assisting in the acquisition of the Trust’s fidelity bond, monitoring the amount of the bond and making necessary filings with the SEC related thereto; preparing securities notice and renewal filings pursuant to state securities laws; compiling data for and preparing notices to the SEC related to registration fee payments; preparing financial statements for the annual and semi-annual reports; monitoring each Fund’s status as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended; monitoring compliance with the Funds’ investment policies and restrictions; and generally assisting the Trust’s administrative operations.

Under the Administration and Fund Accounting Agreement, the Administrator is entitled to receive an annual asset-based fee, computed daily and payable monthly based on monthly net assets, for administration and fund accounting services of: 4 basis points (0.04%) on the first $500 million in monthly net assets; 3 basis points (0.03%) of monthly net assets over $500 million to $1.5 billion; and 2.5 basis points (0.025%) of monthly net assets in excess of $1.5 billion. The Trust also pays a fixed fee of $38,000 per year for the Administrator’s services and reimburses the Administrator for certain of its out-of-pocket expenses. The Administration and Fund Accounting Agreement continues in effect until August 31, 2009 and shall continue in effect for successive one-year periods ending each August 31. Either party may terminate the Administration and Fund Accounting Agreement at any time as a whole or with respect to a Fund by giving the other party written notice not less than ninety (90) days prior to the date the termination is to be effective.

Prior to December 1, 2007, Integrated Investment Services, Inc., 303 Broadway, Suite 1100, Cincinnati, Ohio 45202 (“Integrated”) provided administration and fund accounting services to the Funds. From January 1, 2005 through September 30, 2005, each Fund paid Integrated separate monthly fees for administration and accounting services, subject in each case to a minimum monthly fee. Effective October 1, 2005, Integrated received payment of one fee for both administration and fund accounting services based on the Funds’ combined average daily net assets.

For the fiscal year ended December 31, 2006, the Westport Fund paid Integrated a combined administration and fund accounting services fee of $28,792. For the fiscal years ended December 31, 2005 and 2004, the Westport Fund paid Integrated $53,884 and $33,220, respectively for administration services and $24,999 and $30,000, respectively for fund accounting services. For the fiscal year ended December 31, 2006, the Westport Select Cap Fund paid a combined administration and fund accounting services fee of $549,402. For the fiscal years ended December 31, 2005 and 2004, the Westport Select Cap Fund paid Integrated $491,783 and $501,774, respectively for administration services and $56,100 and $79,999, respectively for fund accounting services.

Distributor

The Trust has entered into a Distribution Agreement dated October 19, 2007, on behalf of the Funds, with UMB Distribution Services, LLC, 803 W. Michigan St., Milwaukee, Wisconsin 53233 (the “Distributor”) pursuant to which the Distributor acts as distributor for the Funds and acts as agent for the Funds in selling their shares to the public. The Distributor offers shares of the Funds on a continuous basis and may engage in advertising and solicitation activities in connection therewith. The Distributor is not obligated to sell any certain number of shares of the Funds. The Distributor also reviews advertisements and acts as liaison for broker-dealer relationships. Investors purchasing or redeeming shares of a Fund through another financial institution should read any materials and information provided by the financial institution to acquaint themselves with its procedures and any fees that the institution may charge.

The Distribution Agreement continues in effect until August 31, 2008 and shall continue in effect for successive one-year periods ending each August 31, provided such continuance is specifically approved at least annually by (i) the Board of Trustees or (ii) the vote of a majority of outstanding shares of the Fund, and provided that in either event the continuance is also approved by a majority of the Trust’s Board of Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to the Distribution Agreement.

The Adviser has entered into an agreement with the Distributor whereby the Adviser has agreed to compensate the Distributor for, and reimburse Distributor for the expenses the Distributor incurs in connection with, its activities pursuant to the Distribution Agreement.

Custodian

UMB Bank, n.a. (the “Custodian”), 1010 Grand Avenue, Kansas City, Missouri 64141, is each Fund’s custodian. The Custodian has no part in determining the investment policies of the Funds or which securities are to be purchased or sold by a Fund. Under a custody agreement with the Trust, on behalf of the Funds, the Custodian holds each Fund’s securities and maintains all necessary accounts and records.

Transfer Agent and Dividend Disbursing Agent

UMB Fund Services, Inc., 803 W. Michigan Street, Milwaukee, Wisconsin 53233, has been retained to serve as the Funds’ transfer agent and dividend disbursing agent.